           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

         Filed by the registrant [x]
         Filed by a party other than the registrant [ ]
         Check the appropriate box:
         [ ] Preliminary proxy statement
         [x] Definitive proxy statement
         [ ] Definitive additional materials
         [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             Berkshire Bancorp Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                  Board of Directors of Berkshire Bancorp Inc.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
  [X] No fee required.
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)
--------------------------------------------------------------------------------
      (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
      (5) Total Fee Paid:
--------------------------------------------------------------------------------
  [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
  [ ] Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
  (1) Amount previously paid:
--------------------------------------------------------------------------------
  (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
  (3) Filing party:
--------------------------------------------------------------------------------
  (4) Date filed:
--------------------------------------------------------------------------------

                             BERKSHIRE BANCORP INC.
                                  160 BROADWAY
                            NEW YORK, NEW YORK 10038
                               TEL: (212) 791-5362
                            -------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD APRIL 13, 2000

To the Stockholders of
BERKSHIRE BANCORP INC.

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Berkshire Bancorp Inc., a Delaware corporation (the "Company"), will be held on Thursday, April 13, 2000, at 10:00 A.M. Eastern Standard Time, at 1251 Avenue of the Americas, 45th Floor, New York, New York 10020, for the purpose of considering and acting upon the following:

         1. To elect four directors to hold office until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified; and

         2. To transact such other business as may properly come before the Annual Meeting of Stockholders and any adjournment(s) thereof.

         The Board of Directors has fixed the close of business on March 9, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting of Stockholders and any adjournment(s) thereof.

         Enclosed with this Notice are a Proxy Statement, a proxy card and return envelope, and the Company's Annual Report to Stockholders for the fiscal year ended October 31, 1999 (which includes the Company's Annual Report on Form 10-K as filed with the Securities and Exchange Commission).

         All stockholders are cordially invited to attend the meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE PREPAID ENVELOPE WHICH HAS BEEN PROVIDED.

                                              By Order of the Board of Directors

                                              Theodore Katzenstein
                                              Assistant Secretary

Dated: March 10, 2000

                             BERKSHIRE BANCORP INC.
                                  160 BROADWAY
                            NEW YORK, NEW YORK 10038
                          TELEPHONE NO.: (212) 791-5362
                                 ---------------
                                 PROXY STATEMENT
                                 ---------------
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 13, 2000
                                 ---------------

                                                                  MARCH 10, 2000

INFORMATION REGARDING PROXIES

         This Proxy Statement is being furnished in connection with the solicitation of the accompanying proxy card by and on behalf of the Board of Directors of Berkshire Bancorp Inc. (the "Company") for use at the Company's 2000 Annual Meeting of Stockholders (the "Annual Meeting") to be held on April 13, 2000, at 10:00 A.M. Eastern Standard Time, at 1251 Avenue of the Americas, 45th Floor, New York, New York 10020 and at any adjournment(s) or postponement(s) thereof for the purposes set forth in the accompanying Notice of Meeting. This Proxy Statement and the accompanying proxy card are first being mailed to stockholders of the Company on or about March 10, 2000.

         The principal executive offices of the Company are located at 160 Broadway, New York, New York 10038.

         The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies principally by the use of the mail, directors, officers and other employees of the Company, acting on its behalf and without special compensation, may solicit proxies by telephone, telegraph, facsimile or personal interview. The Company will, at its expense, request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such persons. It is estimated that said solicitation costs will be nominal.

OUTSTANDING STOCK AND VOTING RIGHTS

         The Board of Directors has fixed the close of business on March 9, 2000 as the record date (the "Record Date") for the determination of stockholders of the Company who are entitled to receive notice of, and to vote at, the Annual Meeting. Only stockholders of record on the Record Date shall be entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the Record Date, an aggregate of 2,127,265 shares of the Company's Common Stock were outstanding, each of which is entitled to one vote on each matter to be voted upon at the Annual Meeting. The Company's Stockholders do not have cumulative voting rights. The Company has no other class of securities entitled to vote at the Annual Meeting.

VOTING PROCEDURES; REVOCATIONS

         When a proxy card in the form enclosed with this Proxy Statement is returned properly executed, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions indicated thereon. If a proxy card is properly executed but no directions are indicated thereon, the shares will be voted (I) FOR the election of each of the nominees for director named herein as shown on the form of proxy card.

         The Board of Directors does not know of any other business to come before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting or any adjournment or postponement thereof for which specific authority has not been solicited from the stockholders, then, to the extent permissible by law, the persons named in the proxies will vote the proxies (which confer authority upon them to vote on any such matters) in accordance with their judgment. A stockholder who executes and returns the enclosed proxy card may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary or Assistant Secretary of the Company, by executing a subsequently dated proxy card or by voting in person at the Annual Meeting. Attendance at the Annual Meeting by a stockholder who has executed and returned a proxy card does not alone revoke such proxy. Votes will be counted and certified by one or more Inspectors of Election who are expected to be employees of American Stock Transfer & Trust Company, the Company's transfer agent.

         Proxies in the accompanying form are being solicited by, and on behalf of, the Company's Board of Directors. The persons named in the proxy have been designated as proxies by the Company's Board of Directors. Pursuant to Delaware corporate law, the presence of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote, represented at the Annual Meeting in person or by proxy, will constitute a quorum. If a quorum is present at the Annual Meeting, the nominees for director shall be elected by a plurality of the votes present (in person or by proxy) at the Annual Meeting and entitled to vote thereon. Shares represented by proxies that are marked "abstain" will be counted as shares present for purposes of determining the presence of a quorum on all matters. Proxies relating to "street name" shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but they will not be treated as shares entitled to vote at the Annual Meeting on those matters as to which authority to vote is withheld by the broker ("Broker Non-Votes"). The four nominees receiving the highest vote totals will be elected as Directors of the Company. Accordingly, abstentions and Broker Non-Votes will not affect the outcome of the election. OFFICERS AND DIRECTORS OF THE COMPANY WHO BENEFICIALLY OWN MORE THAN 50% OF THE OUTSTANDING SHARES OF COMMON STOCK HAVE ADVISED THE COMPANY THAT THEY INTEND TO BE PRESENT (IN PERSON OR BY PROXY) AT THE ANNUAL MEETING AND TO VOTE FOR ALL OF THE COMPANY'S FOUR NOMINEES FOR DIRECTORS. IN THE EVENT THAT THEY DO SO VOTE THEIR SHARES, THE ELECTION OF SUCH NOMINEES ARE ASSURED.

                        PROPOSAL I: ELECTION OF DIRECTORS

         The entire Board of Directors is to be elected at the Annual Meeting. The Company's by-laws presently set the size of the Board of Directors at not less than three (3) nor more than eleven (11). Accordingly, at the Annual Meeting, four (4) nominees will be elected to hold office as directors. The four persons listed below have been nominated to serve as directors of the Company until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified. All of the nominees are currently directors of the Company. In the unexpected event that any of such nominees should become unable or decline to serve, proxies may be voted for the election of substitute nominees as are designated by the Company's Board of Directors.

         The names of the nominees for election as directors are listed below, together with certain personal information, including the present principal occupation and recent business experience of each nominee (based solely upon information furnished by such persons). Each of the persons named below has indicated to the Board of Directors of the Company that he will be able to serve as a director if elected and each has consented to be named in this Proxy Statement.

         Proxies in the accompanying form will be voted at the Annual Meeting in favor of the election of each of the nominees listed below, unless authority to do so is specifically withheld as to an individual nominee or nominees or all nominees as a group. Proxies cannot be voted for a greater number of persons than the number of nominees named. In the unexpected event that any such nominee should become unable to or for good cause will not serve, the persons named in the accompanying proxy have discretionary authority to select and vote for the election of substitute management nominees. Directors will be elected by a plurality of the votes present at the Annual Meeting in person or by proxy and entitled to vote thereon (assuming a quorum exists).

                                                                          YEAR
                                                                       COMMENCED
                                                                      SERVING AS
                                                                      A DIRECTOR
                  NAME, PRINCIPAL OCCUPATION                            OF THE
                  AND OTHER DIRECTORSHIPS                     AGE       COMPANY
                  --------------------------                  ---     ----------
William L. Cohen                                              58          1993
         Mr. Cohen has been a director since July
         1993. Mr. Cohen is President, Chief
         Executive Officer and Chairman of the Board
         of The Andover Apparel Group Inc., an apparel
         manufacturing company, positions he has held for
         more than the past five years.

Moses Marx                                                    64          1995
         Mr. Marx has been a director since May
         1995.  Mr. Marx has been a general partner
         in United Equities Company (a securities
         brokerage firm) since 1954 and a general
         partner in United Equities Commodities
         Company (a commodities brokerage firm)
         since 1972.  He is also President of Momar
         Corp. (an investment company).  Mr. Marx
         is a director of The Cooper Companies, Inc.
         (a developer and manufacturer of healthcare
         products).

Steven Rosenberg                                              51          1995
         Mr. Rosenberg has been a director since May
         1995.  Mr. Rosenberg has served as
         President and Chief Executive Officer of
         the Company since March 1999 and as Vice
         President-Finance and Chief Financial
         Officer of the Company since 1990.  From
         September 1987 through April 1990, he
         served as President and Director of Scomel
         Industries, Inc., a company engaged in
         international marketing and consulting. Mr.
         Rosenberg is a director of The Cooper
         Companies, Inc.

Randolph B. Stockwell                                         53          1988
         Mr. Stockwell has been a director since
         July 1988.  He has been private investor
         for over ten years and has served in
         various capacities with the Community Bank,
         a commercial bank, from September 1972 to
         January 1987.

         There are no family relationships (whether by blood, marriage or adoption) among any of the Company's current directors or executive officers.

BOARD COMMITTEES, MEETINGS AND COMPENSATION

         The Board of Directors of the Company has established an Audit Committee and a Stock Incentive Committee. The Company does not have a nominating committee or a compensation committee. The Audit Committee and the Stock Incentive Committee are comprised of Messrs. Cohen and Stockwell. The Audit Committee's functions include reviewing with the independent auditors the plan and result of the auditing engagement, reviewing the adequacy of the Company's system of internal accounting controls, and considering the range of audit and nonaudit services. The Stock Incentive Committees's functions presently consist of the administration of the Company's 1999 Stock Incentive Plan.

         During the fiscal year ended October 31, 1999, the Board met three times and acted once by unanimous written consent. The Audit Committee and the Stock Incentive Committee each met one time during fiscal 1999. No director attended fewer than 75% of the total number of meetings of the Board and of the committees of the Board on which he served.

         For a description of compensation paid to Directors, see "Management Compensation - Compensation of Directors."

         Directors are elected annually by the Company's stockholders.

                    SECURITIES HELD BY MANAGEMENT AND OTHERS

SECURITIES HELD BY MANAGEMENT

         The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of the close of business on the date indicated below by each nominee for director (each of whom is presently a director), the only executive officer named in the Summary Compensation Table set forth below (who is also a director of the Company), and by all directors and executive officers as a group. Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within sixty (60) days.

                                                           COMMON STOCK
                                                     BENEFICIALLY OWNED AS OF
                                                        FEBRUARY 29, 2000
                                                  -----------------------------
NAME AND ADDRESS OF                                NUMBER OF        PERCENT OF
BENEFICIAL OWNER (1)                                 SHARES        COMMON STOCK
-------------------                               -------------    ------------
William L. Cohen                                      1,500 (2)           *
Moses Marx                                        1,106,120 (3)        51.9%
Steven Rosenberg                                     20,082 (4)           *
Randolph B. Stockwell                                 7,000 (5)           *
All executive officers and
directors as a group (4                           1,134,702 (6)        52.9%
persons)


-----------
*  Less than 1%.

         The business address, for purposes hereof, of all of the Company's directors and executive officers, is c/o the Company's principal executive offices at 160 Broadway, New York, New York 10038.

(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.

(2) Includes 1,000 shares issuable upon the exercise of options which have been granted to Mr. Cohen under the Company's Stock Option Plan for Non-Employee Directors.

(3) Includes 500 shares issuable upon the exercise of options which have been granted to Mr. Marx under the Company's Stock Option Plan for Non-Employee Directors.

(4) Includes 15,000 shares issuable upon the exercise of outstanding options which have been granted to Mr. Rosenberg under the Company's 1991 Stock Incentive Plan.

(5) Includes 1,000 shares issuable upon the exercise of options which have been granted to Mr. Stockwell under the Company's Stock Option Plan for Non-Employee Directors.

(6) Includes 17,500 shares issuable upon the exercise of outstanding options granted pursuant to Company stock option plans.

PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information regarding ownership of the Company's Common Stock by parties (other than Mr. Marx - See "Securities Held by Management" above) who have advised the Company that they beneficially own more than five (5%) percent of the Company's Common Stock.

                                                           COMMON STOCK
                                                     BENEFICIALLY OWNED AS OF
                                                        FEBRUARY 29, 2000
                                                  -----------------------------
NAME AND ADDRESS OF                                NUMBER OF        PERCENT OF
BENEFICIAL OWNER (1)                                 SHARES        COMMON STOCK
-------------------                               -------------    ------------
Estate of Mel Schnell (1)                            150,000           6.6%
 6 Maiden Lane
 New York, NY 10038

---------
(1) Based upon filings made by the estate of Mr. Schnell with the Securities and Exchange Commission (the "SEC"). Represents 150,000 shares of Common Stock which are issuable upon the exercise of options granted to Mr. Schnell, while President of the Company, under the Company's 1991 Stock Incentive Plan (which has been replaced).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In June 1999, the Company made a term loan in the principal amount of $2,000,000 to Pharmaceutical Holdings Corp., a Delaware corporation, the principal stockholder of which is Momar Corporation, the principal stockholder and chief executive officer of which is Moses Marx, a director and principal stockholder of the Company. The loan bears interest at the Chase Manhattan Bank prime rate (which is 8.75% as of the date hereof) plus one (1%) percent and the principal amount of $2,000,000 is due and payable on or before June 7, 2000.

SECTION 16(a) COMPLIANCE

         Section 16(a) of the Exchange Act, requires the Company's executive officers (as defined therein), directors and persons owning more than ten (10%) percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership of all equity and derivative securities of the Company with the SEC, and The Nasdaq Stock Market. SEC regulations also require that a copy of all such Section 16(a) forms filed be furnished to the Company by its executive officers, directors and greater than ten (10%) percent stockholders.

         Based solely on a review of the copies of such forms and amendments thereto received by the Company, or on written representations from the Company's executive officers and directors that no Forms 5 were required to be filed, the Company believes that during fiscal 1999 all Section 16(a) filing requirements applicable to its executive officers, directors and beneficial owners of more than ten (10%) percent of any of its Common Stock were met.

                             MANAGEMENT COMPENSATION

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The table below shows compensation paid in or with respect to each of the last three fiscal years to Mr. Steven Rosenberg, who served as the Company's president and chief executive officer during fiscal 1999. Mr. Rosenberg was the only executive officer of the Company as of the fiscal year ended October 31, 1999.

                                                    ANNUAL COMPENSATION
NAME AND                                    -----------------------------------
PRINCIPAL POSITION                          YEAR               SALARY AND BONUS
------------------                          ----               ----------------
Steven Rosenberg(1)                         1999                  $125,000
 President and Chief                        1998                  $ 90,000
 Financial Officer                          1997                  $ 90,000

----------
(1) Mr. Rosenberg assumed the position of President in March 1999.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

There were no grants of options to Mr. Rosenberg in fiscal year 1999.

         The following table sets forth information concerning the value of unexercised options held by Mr. Rosenberg, the Company's only executive officer, as of the fiscal year ended October 31, 1999. Mr. Rosenberg did not exercise any options during the fiscal year ended October 31, 1999.

                            AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                       FISCAL YEAR-END OPTION VALUES

                                      SHARES OF                   VALUE OF
                                     COMMON STOCK               UNEXERCISED
                                      UNDERLYING                IN-THE-MONEY
                                      OPTIONS AT                 OPTIONS AT
                                      FY-END (#)               FY-END ($)(1)
                                      ----------               -------------
                                     EXERCISABLE/               EXERCISABLE/
Name                                UNEXERCISABLE              UNEXERCISABLE
----                                -------------              -------------
Steven Rosenberg                       15,000/-0-               363,750/-0-

----------
(1) Based upon the last sale price on October 29, 1999 of $34.00 for the Common Stock.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN
COMPENSATION DECISIONS

         The Company does not have a Compensation Committee of its Board of Directors, although it does have a Stock Incentive Committee. Decisions as to compensation are made by the Company's Board of Directors. During the Company's fiscal year ended October 31, 1999, none of the executive officers of the Company served on the board of directors of any other entity, any of whose executive officers has served on the Board of Directors of the Company.

REPORT ON EXECUTIVE COMPENSATION

         There is no Compensation Committee of the Board of Directors or other committee of the Board performing equivalent functions. As noted above, compensation of the Company's executive officers is determined by the Board of Directors. There is no formal policy for the Company's executive officers.

         The Board of Directors has appointed a Stock Option Committee which has made grants under and administered the 1999 Stock Incentive Plan. The Committee will continue to make grants and administer the 1999 Stock Incentive Plan for the duration of the plan.

         Total compensation for executive officers consists of a combination of salaries and stock option awards. Executive officers shall be entitled to receive such annual bonuses as the Board of Directors may in its discretion determine to be appropriate under the circumstances, based upon, with respect to each fiscal year, the Company's results of operations and progress with respect to the achievement of its strategic goals, the executive officers' performance, and such other factors as the Board of Directors deems to be relevant. No bonuses were paid to any executive officer in 1999. Stock option awards under the Company's 1999 Stock Incentive Plan are intended to attract, motivate and retain senior management personnel by affording them an opportunity to receive additional compensation based upon the performance of the Company's Common Stock.

                  William L. Cohen
                  Moses Marx
                  Steven Rosenberg
                  Randolph B. Stockwell

COMPENSATION OF DIRECTORS

         Each director who is not an employee of the Company receives monthly fees of $1,000 for serving as a director of the Company and $1,000 for each day during which he participates in a meeting of the Board and, if on a separate day, $500 for each day during which he participates in a meeting of a committee of the Board of which he is a member. In addition, see -- "1999 Stock Incentive Plans" below.

BENEFIT PLANS

         Except as set forth below under "Stock Plans", the Company does not maintain any pension, profit-sharing or other incentive compensation plans for the benefit of any of its current employees.

STOCK PLANS

         In 1999, the Board of Directors of the Company adopted a Stock Incentive Plan (the "1999 Stock Incentive Plan"). The Plan was approved by the Company's stockholders at a meeting held on March 23, 1999. A brief description of the 1999 Stock Incentive Plan is as follows:

         The 1999 Stock Incentive Plan permits the granting of awards in the forms of nonqualified stock options, incentive stock options, restricted stock, deferred stock, and other stock-based incentives. Up to 200,000 shares of Common

Stock of the Company may be issued pursuant to the 1999 Stock Incentive Plan (subject to appropriate adjustment in the event of stock splits, combinations or changes in the corporate structure of the Company). Officers, directors and other key employees of the Company or any subsidiary are eligible to receive awards under the 1999 Stock Incentive Plan. The option exercise price of all options which are granted under the 1991 Stock Incentive Plan must be at least equal to 100% of the fair market value of a share of Common Stock of the Company on the date of grant.

         The Company's 1999 Stock Incentive Plan replaced the Company's 1991 Stock Incentive Plan and its Stock Option Plan for Non-Employee Directors (collectively, the "Former Plans"). No further options will be granted under the Company's Former Plans. However, holders of options previously granted under the Former Plans will continue to have the right to exercise those options in accordance with the terms of the options.

                                PERFORMANCE GRAPH

         In January 1999, the Company completed the acquisition of The Berkshire Bank and became a Bank Holding Company. Prior to said acquisition, the Company had not had significant operating businesses or operations in a primary business segment to which a meaningful comparison of the Company's performance could be made. Accordingly, the following graph compares the cumulative total return on the Company's Common Stock with the cumulative total return of The Nasdaq Stock Market Bank Stocks Index and the Nasdaq Market Total Return Index for the five-year period ended October 31, 1999. The graph assumes that the value of the investment in the Company and the index was $100 on October 31, 1994 and assumes that all dividends were reinvested.

                RETURN TO SHAREHOLDERS OF BERKSHIRE BANCORP INC.

                          ===========================================================
                           10/31/94  10/31/95  10/31/96  10/31/97  10/30/98  10/31/99
-------------------------------------------------------------------------------------
Berkshire Bancorp Inc.      $100.00    $85.00   $115.00   $250.00   $327.20   $343.20
-------------------------------------------------------------------------------------
NASDAQ Market               $100.00   $132.16   $173.34   $277.63   $294.22   $315.53
Bank Stock Index
-------------------------------------------------------------------------------------
NASDAQ Market               $100.00   $134.65   $158.93   $209.17   $234.09   $391.01
Total Return Index
=====================================================================================


                                  OTHER MATTERS

         The Board of Directors of the Company knows of no other matters to be presented at the Annual Meeting, but if any such matters properly come before the Annual Meeting, the persons holding the accompanying proxy will vote in accordance with their judgement.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         Grant Thornton LLP has audited and reported upon the financial statements of the Company for the fiscal year ended October 31, 1999. It is currently anticipated that Grant Thornton LLP will be selected by the Board of Directors to examine and report upon the financial statements of the Company for the two month transition period ended December 31, 1999 and for the fiscal year ending December 31, 2000. A representative of Grant Thornton LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

                  A stockholder proposal must be received by the Company on or prior to October 31, 2000 at the address of the Company set forth on the first page of this Proxy Statement in order to be eligible for inclusion in the Company's proxy statement for the 2001 Annual Meeting of Stockholders. Any such proposal should be directed to the Secretary or Assistant Secretary of the Company.

                  In accordance with Rules 14a-4(c) and 14a-5(e) promulgated under the Exchange, the Company hereby notifies its stockholders that it did not receive notice of any proposed matter to be submitted for stockholder vote at the Annual Meeting and, therefore, any proxies received in respect of the Annual Meeting will be voted in the discretion of the Company's management on any other matters which may properly come before the Annual Meeting. The Company further notifies its stockholders that if the Company does not receive notice by January 24, 2001 of a proposed matter to be submitted for stockholders vote at the 2001 Annual Meeting, then any proxies held by members of the Company's management in respect of such Annual Meeting may be voted at the discretion of such management members on such matter if it shall properly come before such Annual Meeting, without any discussion of such proposed matter in the proxy statement to be distributed in respect of such Annual Meeting.

                                              By Order of the Board of Directors

                                              Theodore Katzenstein
                                              Assistant Secretary

Dated: March 10, 2000

                                   APPENDIX 1

                             BERKSHIRE BANCORP INC.
                                  160 BROADWAY
                            NEW YORK, NEW YORK 10038

       PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 13, 2000
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Steven Rosenberg and Theodore Katzenstein, and each of them, as proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Berkshire Bancorp Inc. on Thursday, April 13, 2000, at 1251 Avenue of the Americas, New York, New York, or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1. ELECTION OF DIRECTORS:

   [ ] FOR all nominees listed below               [ ]  WITHHOLD AUTHORITY
       (except as marked to the contrary below).        to vote for all nominees
                                                        listed below.

    William L. Cohen, Moses Marx, Steven Rosenberg and Randolph B. Stockwell

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE BELOW.)

--------------------------------------------------------------------------------
   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED ABOVE.

2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

   THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL BOARD NOMINEES LISTED IN PROPOSAL 1.

   DATED:________________, 2000     Please sign exactly as name appears hereon.
                                    When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                    --------------------------------------------
                                                     Signature

                                    --------------------------------------------
                                              Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

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